UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2018

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of principal executive offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors’ Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As indicated below, at the 2018 Annual Meeting of the Stockholders, the Company's Stockholders approved the Quidel Corporation 2018 Equity Incentive Plan.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 15, 2018, Quidel Corporation (the “Company” or "Quidel") held its Annual Meeting of Stockholders at 8:30 a.m. local time at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130. The following matters were voted upon at the meeting:
Proposal No. 1
The Company’s stockholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Brown	31,947,752	272,072	3,551,067
Douglas C. Bryant	31,977,611	242,213	3,551,067
Kenneth F. Buechler	30,126,919	2,092,905	3,551,067
Mary Lake Polan	31,954,193	265,631	3,551,067
Jack W. Schuler	30,054,802	2,165,022	3,551,067
Charles P. Slacik	32,043,794	176,030	3,551,067
Matthew W. Strobeck	32,047,712	172,112	3,551,067
Kenneth J. Widder	29,718,383	2,501,441	3,551,067
Proposal No. 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company's 2018 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
35,491,182	259,258	20,451
Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,038,816	163,048	17,960	3,551,067
Proposal No. 4
The Company’s stockholders approved the Quidel Corporation 2018 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,584,079	2,619,800	15,945	3,551,067

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018

QUIDEL CORPORATION

By:	/s/ Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	SVP, Business Development & General Counsel